UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2020

CITY HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-11733

West Virginia	55-0619957
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

25 Gatewater Road, Cross Lanes, West Virginia 25313
(Address of Principal Executive Offices, Including Zip Code)

304-769-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock $2.50 Par Value	CHCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders

On April 15, 2020, City Holding Company (the “Company”) held its 2020 Annual Meeting of Shareholders (“2020 Annual Meeting”) in Charleston, WV. The Company’s Board of Directors fixed the close of business on March 2, 2020, as the record date for the determination of shareholders entitled to notice and vote at the 2020 Annual Meeting. As of March 2, 2020, there were 16,313,079 issued and outstanding shares of Common Stock (exclusive of 2,748,469 shares held as treasury stock which were not voted). A total of 13,795,232 shares of common stock were voted in person or by proxy, representing 84.57 percent of the shares entitled to be voted. Following are the final voting results on the matters considered and voted upon at the 2020 Annual Meeting, all of which are described in the Proxy Statement for the 2020 Annual Meeting.

Proposal 1-Election of Directors.
The Company’s shareholders elected the following four nominees to serve as Class III Directors on the Board of Directors of the Company until the 2023 Annual Meeting of Shareholders or until a successor is duly elected and qualified.

	Class	For	Against	Abstain	Broker Non-Vote

Thomas L. Burnette	III	11,200,151	651,647	63,861	1,879,573
Robert D. Fisher	III	11,024,545	828,947	62,167	1,879,573
Jay C. Goldman	III	10,706,078	1,131,620	77,960	1,879,574
Charles R. Hageboeck	III	11,755,778	97,610	62,271	1,879,573

Proposal 2-Ratification of the Appointment of the Independent Registered Public Accounting Firm.
The Company’s shareholders ratified, on an advisory basis, the appointment of Crowe LP as the Company’s independent registered public accounting firm for 2020.

For	Against	Abstain	Broker Non-Vote

13,696,790	35,224	63,218	0

Proposal 3-Non-Binding Advisory Vote to Approve Executive Compensation.
The Company’s shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers disclosed in the Proxy Statement for the 2020 Annual Meeting.

For	Against	Abstain	Broker Non-Vote

11,371,820	359,397	184,439	1,879,576

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: April 15, 2020	City Holding Company

By:	/s/ David L. Bumgarner
David L. Bumgarner
Executive Vice President & Chief Financial Officer